Release:     January 24, 2019 (0630 am mountain release)

CP and Hapag-Lloyd renew long-term agreement, strengthen international intermodal supply chain

Calgary, AB - Canadian Pacific Railway Limited (TSX: CP) (NYSE: CP) and Hapag-Lloyd AG (XETR: HLAG) (FWB: HLAG) today announced an extension of their long-term agreement to the benefit of the international supply chain, the movement of cargo through the ports of Montreal and Vancouver, and the overall North American economy.

“We are incredibly proud to continue to work with Hapag-Lloyd,” said Keith Creel, CP President and CEO. “This long-term agreement is built on service, reliability and trust. On behalf of the 13,000-strong CP family, particularly those on the ground who ensure we provide exceptional service, we are excited to continue to work closely with Hapag-Lloyd as their preferred rail carrier in Canada.”

In close collaboration, the two companies have built a track record of reliable service on sea and on land for their customers.

“Customers expect reliable supply chains, and in CP we have found a company that delivers consistently, every day,” said Rolf Habben Jansen, CEO of Hapag-Lloyd. “With CP we are able to handle more cargo and take advantage of shorter routes to key markets, and provide long-term value to our customers.”
The agreement will allow Hapag-Lloyd’s customers to benefit from CP’s growing network of transload facilities, its innovative live-lift operation at Portal, North Dakota, and the fastest transit times between Vancouver and the Twin Cities, Chicago and beyond.
From Vancouver and Montreal, CP connects its customers to markets across Canada and the United States. CP's intermodal franchise has the lowest on-dock dwell and best on-time performance at the Port of Vancouver and Port of Montreal, ensuring faster end-to-end transits for shippers.

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as “financial expectations”, “key assumptions”, “anticipate”, “believe”, “expect”, “plan”, “will”, “outlook”, “should” or similar words suggesting future outcomes. This news release contains forward-looking information relating, but not limited to, the success of our business, our operations, priorities and plans, as well as anticipated financial and operational performance, including with respect to CP’s network of transload facilities and anticipated increases in cargo service.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regarding to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: foreign exchange rates, effective tax rates, land sales and pension income (including as specified in this news release); North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; and the satisfaction by third parties of their obligations to CP. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; climate change; and various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

About Hapag-Lloyd
With a fleet of 222 modern container ships and a total transport capacity of 1.6 million TEU, Hapag-Lloyd is one of the world’s leading liner shipping companies. The Company has around 12,000 employees and 394 offices in 127 countries. Hapag-Lloyd has a container capacity of 2.6 million TEU – including one of the largest and most modern fleets of reefer containers. A total of 120 liner services worldwide ensure fast and reliable connections between more than 600 ports on all the continents. Hapag-Lloyd is one of the leading operators in the Transatlantic, Middle East, Latin America and Intra-America trades.

CP Contacts:

Media
Jeremy Berry
403-319-6227
Jeremy_Berry@cpr.ca
Alert_MediaRelations@cpr.ca

Investment Community
Maeghan Albiston
403-319-3591
investor@cpr.ca

Hapag-Lloyd Media Contact:

Tim Seifert
Tim.Seifert@hlag.com
+49 40 3001 2291